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                                                                  EXHIBIT 99.331
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                                  CRRIS PHASE 3

                                  PROPOSAL FOR

                         2000 OPERATIONS AND MAINTENANCE

                                      AND


                             REVENUE RECONCILIATION


                                November 15, 1999

                                  SUBMITTED BY

                              [PEROT SYSTEMS LOGO]



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Proposal for Operation and Maintenance
================================================================================


                                  CRRIS PHASE 3

                           OPERATIONS AND MAINTENANCE

                                       AND

                             REVENUE RECONCILIATION


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         INTRODUCTION
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         Perot Systems Corporation (PSC) is pleased to offer application operation and maintenance (O&M) support for the Customer Revenue Reporting Information System - Phase 3 (CRRIS) to Southern California Edison (SCE).


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         GENERAL DESCRIPTION OF REQUIREMENTS
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         CRRIS O&M support activities will include programming and consulting services including, but not limited to; routine system maintenance activities, gathering, testing and implementing additional business requirements, as well as revenue reconciliation work performed in support of internal and external audits.

         SCE will be responsible for setting of priorities for all 08CM activities based on resource availability.


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         PROJECT MANAGEMENT
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         0&M project scheduling will be maintained by means of periodic planning sessions between the PSC and SCE project managers.

         The SCE project manager will be responsible for prioritizing all tasks to be completed by the PSC 08CM project team.

         The PSC project manager will be responsible for ensuring that assigned tasks are completed promptly and, to the extent reasonably practicable, in accordance with a mutually agreed upon schedule.



[PEROT SYSTEMS LOGO]                   1                           JUNE 25, 2002
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Proposal for Operation and Maintenance
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         At the SCE project manager's discretion, PSC may be requested to increase or decrease staffing levels required to complete the tasks defined by the SCE Project Manager. In the event that such a change is required, SCE will provide PSC with a written notification, and PSC will use reasonable commercial efforts to comply within 30 days.


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         PROJECT SCOPE
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         PSC will provide a project manager, to act as the primary SCE interface and direct the PSC team's daily O&M support efforts. 08CM activities shall include the following:

         1.   ROUTINE OPERATIONS AND MAINTENANCE -
              ----------------------------------

         o Daily production support including responding to SCE IT staging "call-outs" (day/night/weekend) stemming from periodic ABENDs reported particularly during month ending processing

         o Responding to requirements changes including but not limited to introduction of mapping new elements (e.g. CSS Acct. Trans. Type Codes/Service Plan IDs), Tariff rates, CPIJC mandated rate factor changes and/or new business requirements.

         o Maintain CSS/CRRIS interface integrity including requirements gathering, analysis, programming modifications, testing and implementation in support of newly introduced DBUIS requirements.


         o Perform ad hoc queries, or create new programs to assist with routine research and analysis to correct errors and/or identify imbalances between the Customer Service System (CSS) and CRRIS

         o Provide periodic ad hoc queries in support of Controllers, Regulatory Polices and Affairs and Audits

         2.   REVENUE RECONCILIATION -

         o Perform manual revenue reruns of unbundled and bundled billing system data going back to fiscal 1998

         o Maintain/create program controls as needed to improve balancing and reduce the incidence of errors between CSS and CRRIS or to validate data provided


[PEROT SYSTEMS LOGO]                   2                           JUNE 25, 2002
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Proposal for Operation and Maintenance
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         o    Perform revenue reconciliation of CSS data including research, analysis and ad hoc query work in support of various internal/external audits (eg. Arthur Andersen, TCBA-CPUC, SCE audits)


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         PROJECT SCHEDULE
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         Project start date: January 1, 2000

         Project end date: June 30, 2000

         The SCE Purchase Order (PO) resulting from this proposal will have a maximum duration of six (6) months beginning January 1,2000.

         PSC will begin providing resources within one (1) business day of obtaining formal approval of this PO from SCE. Following acceptance of the attached proposal, project end date extensions of up to six (6) but not less than one (1) month may be initiated at anytime by SCE through June 1,2000. Approval of such extensions will be on terms and conditions mutually acceptable to both SCE and PSC.


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         PROJECT STAFF
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         Projected PSC resources supporting this proposal are:

                                                  STANDARD   DISCOUNTED
                                        PSC       HOURLY     HOURLY
         FUNCTION                    RESOURCES    RATE       RATE
         Project Manager                1.0         $185.00     $166.50

         SE Programmer                  4.0         $130.00     $117.00

         Junior SE Programmer           0.0         $ 95.00     $ 85.50

                TOTAL O&M SUPPORT       5.0              --          --

         Please note this proposal is intended to provide five (5) man-months per month in order to accomplish the tasks defined and prioritized by the assigned SCE project


[PEROT SYSTEMS LOGO]                   3                           JUNE 25, 2002
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Proposal for Operation and Maintenance
================================================================================

         manager. Additional PSC resources can be made available, if requested by SCE in a timely manner. All additional PSC resources will be billed at prevailing PSC commercial rates.

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         PROFESSIONAL FEES
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         Estimated professional fees for the identified PSC associates and contractors referenced herein, for an estimated six (6) month duration is six hundred seventy four thousand eight hundred eighty dollars ($674,880.00).

         Standard PSC Hourly Commercial Rates will apply, less a ten percent (10%) discount. The final total consulting fee may change depending on the actual project contract duration and number of PSC associates deployed. However, estimated monthly costs for the identified resource mix and schedule, for a standard working day plus extended hours are:


                           JAN        FEB       MAR      APRIL      MAY       JUNE      TOTAL
                         --------   --------  --------  --------  --------  --------  ---------
Standard Resource Costs   118,440    118,440   129,720   112,800   129,720   124,080    733,200

Less 10% SCE Discount      11,844     11,844    12,972    11,280    12,972    12,408     73,320

Sub Total                 106,596    106,596   116,748   101,520   116,748   111,672    659,880

TDY Expenses                2,500      2,500     2,500     2,500     2,500     2,500     15,000

Total                     109,096    109,096   119,248   104,020   119,248   114,172    674,880


         All related work will be performed on a time and material basis.


[PEROT SYSTEMS LOGO]                   4                           JUNE 25, 2002
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Proposal for Operation and Maintenance
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          PSC will bill SCE every month for the previous month, payable within
          30 days. If additional resources are requested by SCE which are not available locally, PSC will bill SCE only for reasonable temporary duty (TDY) expenses related to transportation (plane and car), hotel and food for those associates residing outside the greater Los Angeles area.

          Specifically those expenses will be applied as follows:

          o Plane fares will be reimbursed only for economy class (receipts provided to SCE);

          o Car rentals will be reimbursed at cost estimated at $48/day (receipts provided to SCE);

          o Hotel charges will be reimbursed at cost estimated at $78/night (receipts provided to SCE);

          o Food per diem will be reimbursed at $43/day (no receipts provided to SCE).

          Expenses will not include any administrative charge mark-ups.

          SCE will be expected to provide workspace, workstations, telephones and modem connections for all PSC associates. SCE will not charge PSC for business related phone calls made by PSC associates from within SCE premises.

          PSC Senior Project Management will meet periodically with SCE Senior Project Management to review progress of work, refine requirements, and determine the need for resource changes as required from time to time.

          Prevailing SCE General Terms & Conditions for contracts between PSC and SCE will apply on this proposal.



THIS PROPOSAL IS VALID FOR A PERIOD OF FIFTEEN (15) DAYS FROM THE DATE OF SUBMISSION.


[PEROT SYSTEMS LOGO]                   5                           JUNE 25, 2002